SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 15, 2003

AIRBORNE, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-6512	91-065027
(State or Other Jurisdiction	Commission file number	(I.R.S. Employer
of Incorporation)		Identification No.)

3101 Western Avenue, PO Box 662, Seattle, Washington 98111

(Address of Principal Executive Offices, Zip Code)

(206) 285-4600

(Registrant’s Telephone Number, Including Area Code)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits.

The following exhibits are furnished pursuant to Item 9 and Item 12 hereof and should not be deemed to be “filed” under the Securities Exchange Act of 1934:

Exhibit No.	Exhibit
99.1	Press Release dated April 15, 2003
99.2	Press Release dated April 30, 2003

Item 9. Regulation FD Disclosure

The following information required by Item 12 is being reported under Item 9 in accordance with the Securities and Exchange Commission’s interim guidance.

On April 15, 2003, the registrant publicly disseminated a press release previewing certain of its financial results for the quarter ended March 31, 2003. On April 30, 2003, the registrant publicly disseminated another press release announcing certain of its financial results for that quarter. A copy of these press releases is furnished as Exhibit 99.1 and Exhibit 99.2, respectively, to this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRBORNE, INC.

Dated: April 30, 2003	By	/s/ LANNY H. MICHAEL
Lanny H. Michael, Executive Vice President and Chief Financial Officer

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